UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 17, 2009

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 7.01.                                          Regulation FD Disclosure.

Net Income, Core EBIT and Core EBITDA Guidance; Confirmation Hearings

On February 27, 2009, W. R. Grace & Co. (“Grace”) and its debtor subsidiaries filed a proposed amended joint plan of reorganization (the “Joint Plan”), a proposed disclosure statement in support of the Joint Plan (the “Disclosure Statement”) and certain proforma and prospective financial information (the “Financial Information”) with the U. S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The Joint Plan was filed as Exhibit 2.2 to the Grace Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 2, 2009.  Copies of the Disclosure Statement and Financial Information were furnished as Exhibits 99.1 and 99.2, respectively, to a Current Report on Form 8-K filed March 2, 2009.  The Disclosure Statement (Exhibit 99.1) and Financial Information (Exhibit 99.2) are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

The Financial Information includes estimates as of February 27, 2009 of Grace’s pretax income from core operations before interest and taxes for the year ending December 31, 2009 (“2009 Core EBIT”), pretax income from core operations before interest, taxes, depreciation and amortization for the year ending December 31, 2009 (“2009 Core EBITDA”) and net income attributable to Grace shareholders for the year ending December 31, 2009 (“2009 Grace Net Income”).  Grace has not updated the Financial Information to reflect events occurring after February 27, 2009.

As of September 17, 2009, Grace is updating its estimates of 2009 Core EBIT and 2009 Core EBITDA.  Grace expects to exceed the $241 million estimate of 2009 Core EBIT and the $357 million estimate of 2009 Core EBITDA included in the Financial Information.  Grace is also updating its estimate of 2009 Grace Net Income as of September 17, 2009.  Grace expects 2009 Grace Net Income will exceed $48 million.  This estimate assumes the Joint Plan is not consummated in 2009.

Grace has not confirmed and is not updating any other estimates, financial measures or other disclosures set forth in the Financial Information which speak solely as of the date of the Financial Information.

Confirmation hearings on the Joint Plan, as subsequently amended, took place from the 8th to the 17th of September 2009 and are scheduled to continue on the 13th and 14th of October.  Following completion of evidentiary testimony, the Joint Plan proponents and objectors will submit post-trial briefs in November.  Due to the Bankruptcy Court’s schedule, Grace expects that closing arguments will not take place until early January 2010.  As a result of this schedule, Grace does not expect to receive a confirmation opinion until 2010.

While Grace has been in Chapter 11, Grace has followed a general policy of not providing guidance regarding its financial performance for incomplete or future periods.  The guidance provided in this Report should be viewed as an exception to this policy.

Non-GAAP Reconciliation

Following is a reconciliation of Grace’s estimates of minimum 2009 Core EBITDA and minimum 2009 Core EBIT to Grace’s estimate of minimum 2009 Grace Net Income assuming Grace does not consummate the Joint Plan, as amended, during 2009:

Projected Year Ending December 31, 2009

Minimum Core EBITDA	$357 million
Depreciation and Amortization	(116 million	)
Minimum Core EBIT	$241 million
Net income attributable to noncontrolling interests	11 million
Pre-tax income (loss) from noncore activities	(79 million	)
Interest expense	(36 million	)
Chapter 11 expenses, net of interest income	(45 million	)
Income before income taxes	$92 million
Provision for income taxes	(33 million	)
Net income	$59 million
Less: Net income attributable to noncontrolling interests	(11 million	)
Minimum net income attributable to Grace shareholders	$48 million	*

*  If the Joint Plan, as amended, was consummated during 2009, 2009 Grace Net Income would include:  1) income from the reduction of asbestos related liabilities; 2) interest expense on the initial payments to the asbestos trusts established by the Joint Plan; 3) costs of consummating the Joint Plan including costs of the exit financing; and 4) the income tax effects of these items.  Grace does not expect these items of income and expense to be included in income until the Joint Plan, as amended, is consummated, and the timing of consummation remains uncertain.

Forward-Looking Statements

This Report contains forward-looking information, that is, information related to future, not past, events. Such information generally includes the words “believes,”

“plans,” “intends,” “targets,” “projects,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” or similar expressions.  Forward-looking information includes all statements regarding Grace’s Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include: Grace’s bankruptcy and proposed plan of reorganization, Grace’s settlements with certain creditors, Grace’s legal proceedings, Grace’s environmental proceedings, the cost and availability of raw materials and energy, Grace’s unfunded pension obligations, risks related to foreign operations, especially security, regulation and currency risks, costs of compliance with environmental regulation and those factors set forth in Grace’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K, which have been filed with the Securities and Exchange Commission.  Like other businesses, Grace is subject to risks and uncertainties that could cause Grace’s actual results to differ materially from projections or that could cause other forward-looking information to prove incorrect. Further, Grace’s reported results should not be considered as an indication of Grace’s future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking information, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking information contained in this Report or to update them to reflect events or circumstances occurring after the date of this Report.

The information set forth in this Item 7.01 is not deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.  By furnishing this Current Report on Form 8-K, Grace makes no admission as to the materiality of any information in this Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Michael W. Conron
Michael W. Conron
Assistant Secretary

Dated: September 17, 2009